September 15, 2010

PROMISSORY NOTE

$75,000.00

FOR VALUE RECEIVED, the undersigned, Lone Oak Acquisition Corp., a Cayman Islands Corporation (“Maker”), promises to pay to the order of BBS Capital Fund, LP, (“Payee”), at the address set forth on the signature page hereto, or at such other place as Payee may from time to time designate by written notice to Maker, in immediately available funds, the principal sum of SEVENTY-FIVE THOUSAND DOLLARS ($75,000.00) with interest at the rates set forth below (the “Note”). All principal and interest to be paid without setoff or counterclaim as set forth below. Maker further agrees as follows:

1.	Payments

(a)	Principal and interest shall be due and payable at the end of one (1) year from the date hereof or at the time of the Lone Oak Acquisition Corp. initial public offering, whichever shall be earlier.

(b)	Interest shall accrue at a rate of zero percent (0.0%) per annum, compounded annually.

(c)	Maker shall have the right to prepay this Note in full, including accrued interest, or in part at any time, without premium or penalty.

(d)
Maker recognizes that a default in making payments when due will result in Payee incurring additional expense in servicing this Note, in loss to Payee of the use of the money due, and in frustration to Payee in meeting other financial commitments. Maker agrees that if, for any reason, any payment required to be made under this Note is received by Payee more than five (5) days after the date when due, Payee shall be entitled to damages, but that it is impractical and extremely difficult to fix the actual damages. Maker therefore agrees that an amount equal to ten percent (10%) of such late payment is a reasonable estimate of the damages to Payee in light of the anticipated or actual harm to Payee, the difficulties of proof of loss, and the inconvenience or nonfeasibility of otherwise obtaining an adequate remedy.

2.	Representations and Warranties of Payee In connection with this Note, Payee represents to the Maker the following:

(a)
Authorization Payee has full power and legal capacity to enter into this Note. The Note, when executed and delivered by the Payee, will constitute valid and legally binding obligations of the Payee, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)
No Conflict with Other Instruments The execution, delivery and performance of this Note will not result in any material violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of any judgment, decree or order to which the Payee is a party or by which he or she is bound; or (ii) any material contract, obligation or commitment to which the Payee is a party.

(c)	Binding Agreement This Note has been duly executed and delivered by Payee and constitutes a legal, valid and binding obligation of Payee enforceable in accordance with its terms.

(d)
Sophistication Payee has (i) a pre-existing personal or business relationship with the Maker or one or more of its officers, directors, or control persons; or (ii) by reason of Payee’s business or financial experience, or by reason of the business or financial experience or of Payee’s financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by the Maker or any affiliate or selling agent of the Maker, Payee is capable of evaluating the risks and merits of this investment and of protecting Payee’s own interests in connection with this investment.

(e)	Accredited Investor If Payee is a U.S. citizen, Payee is an “accredited investor” as such term is defined under Regulation D of the Securities Act of 1933 as amended (the “Securities Act”).

(f)
Investment Intent Payee is purchasing this Note solely for his own account for investment. Payee has no present intention to resell or distribute the Note or any portion thereof. The entire legal and beneficial interest of this Note is being purchased, and will be held, for Payee’s account only, and neither in whole or in part for any other person.

(g)
Economic Risk Payee realizes that the Note is a highly speculative investment and involves a high degree of risk. Payee is able, without impairing Payee’s financial condition, to hold this Note and the underlying shares for an indefinite period of time and to suffer a complete loss of Payee’s investment.

3.
Default It shall be an event of default (“Event of Default”), and the entire unpaid principal of this Note, together with accrued interest, shall, at the option of Payee, become immediately due and payable upon the occurrence of any of the following events:

(a)	Maker’s failure to pay any payment of Principal and/or interest when due;

(b)	Maker shall commence (or take any action for the purpose of commencing) any proceeding under any bankruptcy reorganization, arrangement, readjustment of debt, moratorium or similar law or statute;

(c)
A proceeding shall be commenced against Maker under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute, and relief is ordered against it, or the proceeding is controverted but is not dismissed within sixty (60) days after the commencement thereof;

(d)	The dissolution, termination of existence, or insolvency of Maker;

4.	Waivers

(a)
Maker waives demand, presentment, protest, notice of protest notice of dishonor, and all other notices or demands of any kind or nature with respect to this Note other than the initial demand for payment

(b)
Maker agrees that a waiver of rights under this Note shall not be deemed to be made by Payee unless such waiver shall be in writing, duly signed by Payee, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of Payee or the obligations of Maker in any other respect at any other time.

(c)
Maker agrees that in the event Payee demands or accepts partial payment of this Note, such demand or acceptance shall not be deemed to constitute a waiver of any right to demand the entire unpaid balance of this Note at any time in accordance with the terms of this Note.

5.
Collection Costs If the indebtedness represented hereby is not paid in full when due, Maker will upon demand, pay to Payee the amount of any and all reasonable costs and expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether or not suit is instituted) and of any experts and agents, which Payee may incur in connection with the following: (i) the enforcement of this Note, and (ii) the enforcement of payment of all obligations of Maker by any action or participation in, or in connection with the U. S. Bankruptcy Code, or any successor statute hereto.

6.
Assignment of Note Maker may not assign or transfer this Note or any of its obligations under this Note in any manner whatsoever (including, without limitation, by the consolidation or merger of Maker, of a corporation, with or into another corporation) without the prior written consent of Payee. The Note may be assigned at any time by Payee. Maker agrees not to assert against assignee of this Note any claim or defense which Maker may have against any assignor of this Note.

7.	Miscellaneous

(a)	This Note may be altered or modified only by prior written agreement signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

(b)	This Note shall be governed by, and construed in accordance with, the law of the State of New York.

(c)	The covenants, terms, and conditions contained in this Note apply to and bind the heirs, successors, executors, administrators and assigns of the parties.

(d)
This Note constitutes a final written expression of all the terms of the agreement between the parties regarding the subject matter thereof, are a complete and exclusive statement of those terms, and supersede all prior and contemporaneous agreements, understandings, and representations between the parties. If any provision or any word, term, clause or other part of any provision of this Note shall be invalid for any reason, the same shall be ineffective, but the remainder of this Note shall not be affected and shall remain in full force and effect.

(e)
All notices, consents, or other communications provided for in this Note or otherwise required by law shall be in writing and may be given to or made upon the respective parties at the following mailing addresses:

Payee:	BBS Capital Fund, LP
4975 Preston Park Boulevard, Suite 775W
Plano, Texas 75093

Maker:	Lone Oak Acquisition Corp.
Unit 1004, East Town Building
16 Fenwick Street
Wanchai, Hong Kong

Such addresses may be changed by notice given as provided in this subsection. Notices shall be effective upon the date of receipt; provided, however, that a notice (other than a notice of a changed address) sent by certified or registered mail, with postage prepaid, shall be presumed received no later than three (3) business days following the date of mailing.

(f)	Time is of the essence under this Note.

IN WITNESS WHEREOF, Maker and Payee have executed this Note effective as of the date first set forth above.

MAKER:	LONE OAK ACQUISTION CORP.

Lone Oak Acquisition Corp.
A Corporation

PAYEE:	BBS CAPITAL FUND, LP

BBS Capital Fund, LP
A Corporation

September 15, 2010

PROMISSORY NOTE

$75,000.00

FOR VALUE RECEIVED, the undersigned, Lone Oak Acquisition Corp., a Cayman Islands Corporation (“Maker”), promises to pay to the order of Hauser Holdings LLC, (“Payee”), at the address set forth on the signature page hereto, or at such other place as Payee may from time to time designate by written notice to Maker, in immediately available funds, the principal sum of SEVENTY-FIVE THOUSAND DOLLARS ($75,000.00) with interest at the rates set forth below (the “Note”). All principal and interest to be paid without setoff or counterclaim as set forth below. Maker further agrees as follows:

1.	Payments

(a)	Principal and interest shall be due and payable at the end of one (1) year from the date hereof or at the time of the Lone Oak Acquisition Corp. initial public offering, whichever shall be earlier.

(b)	Interest shall accrue at a rate of zero percent (0.0%) per annum, compounded annually.

(c)	Maker shall have the right to prepay this Note in full, including accrued interest, or in part at any time, without premium or penalty.

(d)
Maker recognizes that a default in making payments when due will result in Payee incurring additional expense in servicing this Note, in loss to Payee of the use of the money due, and in frustration to Payee in meeting other financial commitments. Maker agrees that if, for any reason, any payment required to be made under this Note is received by Payee more than five (5) days after the date when due, Payee shall be entitled to damages, but that it is impractical and extremely difficult to fix the actual damages. Maker therefore agrees that an amount equal to ten percent (10%) of such late payment is a reasonable estimate of the damages to Payee in light of the anticipated or actual harm to Payee, the difficulties of proof of loss, and the inconvenience or nonfeasibility of otherwise obtaining an adequate remedy.

2.	Representations and Warranties of Payee In connection with this Note, Payee represents to the Maker the following:

(a)
Authorization Payee has full power and legal capacity to enter into this Note. The Note, when executed and delivered by the Payee, will constitute valid and legally binding obligations of the Payee, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)
No Conflict with Other Instruments The execution, delivery and performance of this Note will not result in any material violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of any judgment, decree or order to which the Payee is a party or by which he or she is bound; or (ii) any material contract, obligation or commitment to which the Payee is a party.

(c)	Binding Agreement This Note has been duly executed and delivered by Payee and constitutes a legal, valid and binding obligation of Payee enforceable in accordance with its terms.

(d)
Sophistication Payee has (i) a pre-existing personal or business relationship with the Maker or one or more of its officers, directors, or control persons; or (ii) by reason of Payee’s business or financial experience, or by reason of the business or financial experience or of Payee’s financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by the Maker or any affiliate or selling agent of the Maker, Payee is capable of evaluating the risks and merits of this investment and of protecting Payee’s own interests in connection with this investment.

(e)	Accredited Investor If Payee is a U. S. citizen, Payee is an “accredited investor” as such term is defined under Regulation D of the Securities Act of 1933 as amended (the “Securities Act”).

(f)
Investment Intent Payee is purchasing this Note solely for his own account for investment. Payee has no present intention to resell or distribute the Note or any portion thereof. The entire legal and beneficial interest of this Note is being purchased, and will be held, for Payee’s account only, and neither in whole or in part for any other person.

(g)
Economic Risk Payee realizes that the Note is a highly speculative investment and involves a high degree of risk. Payee is able, without impairing Payee’s financial condition, to hold this Note and the underlying shares for an indefinite period of time and to suffer a complete loss of Payee’s investment.

3.
Default It shall be an event of default (“Event of Default”), and the entire unpaid principal of this Note, together with accrued interest, shall, at the option of Payee, become immediately due and payable upon the occurrence of any of the following events:

(a)	Maker’s failure to pay any payment of Principal and/or interest when due;

(b)	Maker shall commence (or take any action for the purpose of commencing) any proceeding under any bankruptcy reorganization, arrangement, readjustment of debt, moratorium or similar law or statute;

(c)
A proceeding shall be commenced against Maker under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute, and relief is ordered against it, or the proceeding is controverted but is not dismissed within sixty (60) days after the commencement thereof;

(d)	The dissolution, termination of existence, or insolvency of Maker;

4.	Waivers

(a)
Maker waives demand, presentment, protest, notice of protest, notice of dishonor, and all other notices or demands of any kind or nature with respect to this Note other than the initial demand for payment.

(b)
Maker agrees that a waiver of rights under this Note shall not be deemed to be made by Payee unless such waiver shall be in writing, duly signed by Payee, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of Payee or the obligations of Maker in any other respect at any other time.

(c)
Maker agrees that in the event Payee demands or accepts partial payment of this Note, such demand or acceptance shall not be deemed to constitute a waiver of any right to demand the entire unpaid balance of this Note at any time in accordance with the terms of this Note.

5.
Collection Costs If the indebtedness represented hereby is not paid in full when due, Maker will upon demand, pay to Payee the amount of any and all reasonable costs and expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether or not suit is instituted) and of any experts and agents, which Payee may incur in connection with the following: (i) the enforcement of this Note, and (ii) the enforcement of payment of all obligations of Maker by any action or participation in, or in connection with the U. S. Bankruptcy Code, or any successor statute hereto.

6.
Assignment of Note Maker may not assign or transfer this Note or any of its obligations under this Note in any manner whatsoever (including, without limitation, by the consolidation or merger of Maker, of a corporation, with or into another corporation) without the prior written consent of Payee. The Note may be assigned at any time by Payee. Maker agrees not to assert against assignee of this Note any claim or defense which Maker may have against any assignor of this Note.

7.	Miscellaneous

(a)	This Note may be altered or modified only by prior written agreement signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

(b)	This Note shall be governed by, and construed in accordance with, the law of the State of New York.

(c)	The covenants, terms, and conditions contained in this Note apply to and bind the heirs, successors, executors, administrators and assigns of the parties.

(d)
This Note constitutes a final written expression of all the terms of the agreement between the parties regarding the subject matter thereof, are a complete and exclusive statement of those terms, and supersede all prior and contemporaneous agreements, understandings, and representations between the parties. If any provision or any word, term, clause or other part of any provision of this Note shall be invalid for any reason, the same shall be ineffective, but the remainder of this Note shall not be affected and shall remain in full force and effect.

(e)
All notices, consents, or other communications provided for in this Note or otherwise required by law shall be in writing and may be given to or made upon the respective parties at the following mailing addresses:

Payee:	Hauser Holdings LLC

50 South Sixth Street

Suite 1540

Minneapolis, Minnesota 55402

Maker:	Lone Oak Acquisition Corp.

Unit 1004, East Town Building

16 Fenwick Street

Wanchai, Hong Kong

Such addresses may be changed by notice given as provided in this subsection. Notices shall be effective upon the date of receipt; provided, however, that a notice (other than a notice of a changed address) sent by certified or registered mail, with postage prepaid, shall be presumed received no later than three (3) business days following the date of mailing.

(f)	Time is of the essence under this Note.

IN WITNESS WHEREOF, Maker and Payee have executed this Note effective as of the date first set forth above.

MAKER:	LONE OAK ACQUISTION CORP.

Lone Oak Acquisition Corp.
A Corporation

PAYEE:	HAUSER HOLDINGS LLC

Hauser Holdings LLC
A Delaware Limited Liability Company